Exhibit 99.1

NASDAQ: INM

InMed Pharmaceuticals Reports Full Year Fiscal 2024 Financial Results and Provides Business Update

●	Advances INM-901 program targeting several biological pathways associated with Alzheimer’s disease

●	Further develops INM-089 demonstrating neuroprotection in the treatment of dry Age-related Macular Degeneration

●	$4.6M revenues in fiscal year 2024, representing a 11% increase over the previous fiscal year

Vancouver, BC – September 30, 2024 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, today announced financial results for the fiscal year ending June 30, 2024 and provided a business update on the pharmaceutical drug development programs as well as the commercial segment for its wholly-owned subsidiary, BayMedica, LLC (“BayMedica”).

The Company’s full financial statements and related MD&A for the fiscal year ended June 30, 2024, are available at www.inmedpharma.com and at www.sedar.com.

Financial and operating highlights for fiscal 2024:

●	As of June 30, 2024, the Company’s cash, cash equivalents and short-term investments were $6.6M

●	For the year ended June 30, 2024, the Company recorded a net loss of $7.7M, compared with a net loss of $7.9M for the previous year

●	Advanced INM-901 program with long-term preclinical studies, targeting multiple mechanisms of action in the treatment of Alzheimer’s disease

●	Launched INM-089 preclinical program in the treatment of Age-Related Macular Degeneration (“AMD”) and reported preclinical data demonstrating positive pharmacological effects

●	Strengthened patent portfolio with the issuance of three new U.S. patents across formulation and method of use, manufacturing and drug delivery formulation

●	Total sales for BayMedica were $4.6M in fiscal year 2024, representing an 11% increase over the previous fiscal year

Eric A. Adams, InMed Chief Executive Officer commented, “In fiscal year 2024, we made significant progress in our pharmaceutical pipeline, advancing two preclinical programs targeting Alzheimer’s disease and dry AMD. Both these programs utilize proprietary small molecule drug candidates that activate both the CB1 and CB2 receptors, as well as other disease-relevant receptors. We are especially encouraged by the rapid advancement of the INM-901 program, which has been in development for less than a year since the drug candidate was selected last October.”

The Alzheimer’s treatment landscape has shifted significantly in recent years, underscoring the need for innovative, disease-modifying therapies and more convenient treatment options. Industry leaders now recognize that treating a complex disease like Alzheimer’s will likely require a combination of therapies or a multi-faceted approach. With INM-901, InMed has developed an orally available small molecule that has demonstrated disease-modifying effects in preclinical studies by targeting multiple biological pathways, positioning us at the forefront of innovative Alzheimer’s research.”

Business Update

Pharmaceutical Development Programs

INM-901: Targeting several biological pathways associated with Alzheimer’s disease

INM-901 is a proprietary small molecule drug candidate with multiple mechanisms of action in development as a potential treatment for Alzheimer’s disease. Throughout fiscal 2024, the Company announced several key findings for INM-901:

●	A preferential signaling agonist of the CB1/CB2 receptors and has been shown to have neuroprotective effects, helping protect the neurons in the brain from damage and cell death

●	Impacts the peroxisome proliferator-activated receptors (“PPARs”), which have been shown to play an important role in diabetes and are also considered as one of the potential therapeutic targets for neurodegenerative disorders such as Alzheimer’s disease.

●	Demonstrates reduced neuroinflammation and improved neurite growth and neuronal function, indicating the potential to restore damage caused by Alzheimer’s disease.

●	Can be administered orally and achieve therapeutic levels in the brain comparable to those obtained through intraperitoneal (“IP”) injection, offering many potential advantages over routes of administration of the currently approved products; and

●	Demonstrates significant improvement in cognitive function, memory, locomotor activity, anxiety-based behavior and sound awareness in long term preclinical behavioural studies

InMed continues to accelerate the development of its Alzheimer’s program, with additional molecular analysis of a preclinical long-term dosing study currently underway to better define the mechanisms of action. Data read-out is expected in the coming months. Additionally, the development of the chemistry, manufacturing, and controls (“CMC”) for both the drug substance and the drug product formulation is ongoing, with GLP studies in the planning stages to support an IND submission.

INM-089: Neuroprotection in the treatment of dry AMD

INM-089 is a proprietary small molecule drug candidate being studied in the treatment of dry AMD. Throughout fiscal 2024, the Company reported preclinical data for INM-089 demonstrating positive pharmacological effects including.

●	Data indicates that INM-089 may be more effective as a therapeutic treatment for dry AMD compared to neovascular, or wet, AMD

●	More specifically, data suggests INM-089 may be an important candidate for geographic atrophy (“GA”) which is a more advanced stage of dry AMD

●	Enhanced neuroprotection of photoreceptors as well as improved photoreceptor function

●	Improved integrity of retinal pigment epithelium

●	Reduction in extracellular autofluorescent deposits, a hallmark of dry AMD.

INM-755: Dermatology Program – Continuing to seek strategic partnerships

Further development of the INM-755 CBN cream is expected to extend beyond its application in Epidermolysis bullosa (“EB”), potentially encompassing broader indications related to chronic, severe itch with larger target populations and potential commercial opportunities. InMed continues to assess potential partnership opportunities for the advancement of INM-755.

Continues to strengthen intellectual property portfolio

InMed continues to develop its patent portfolio and increase the commercial value of its programs to ensure the long-term protection of our drug research and development efforts. In recent months, InMed has been issued three U.S. patents: one for its formulation and method of use in the treatment of EB and related connective tissue disorders, one for a biosynthesis manufacturing processes and one for an ocular drug delivery formulation.

BayMedica commercial subsidiary

BayMedica, a leading supplier of non-intoxicating rare cannabinoids to the health and wellness sector, has experienced sustained revenue growth during the fiscal year 2024, reaching $4.6M, representing an 11% increase over the previous year. Sales and marketing efforts will remain focused on products that contribute highest margins, where BayMedica continues to hold a strong competitive position.

Financial commentary:

For the year ended June 30, 2024, the Company recorded a net loss of $7.7M, compared with a net loss of $7.9M for the previous year.

Research and development and patents expenses were $3.8M for year ended June 30, 2024, compared with $3.7M for the year ended June 30, 2023. However, we expect our research and development expenses to increase significantly in future periods as we continue to implement our business strategy.

The Company incurred general and administrative expenses of $5.3M for the year ended June 30, 2024, compared to $5.8M in the previous year. The decrease was primarily from a combination of changes in the InMed segment, including lower office and admin fees and investor relations expenses. This was offset by a slight increase in sales and marketing expenses within the BayMedica segment.

The Company realized sales of $4.6M in our BayMedica segment for the year ended June 30, 2024, representing an increase of $0.5M, or 11%, for the year ended June 30, 2024, as compared to the year ended June 30, 2023.

As of June 30, 2024, we had cash, cash equivalents and short-term investments of $6.6 million The Company expects its cash will be sufficient to fund its planned operating expenses and capital expend to the end of the fourth quarter of calendar year 2024, depending on the level and timing of realizing BayMedica revenues as well as the level and timing of the Company’s operating expenses.

Table 1. Consolidated Balance Sheet

InMed Pharmaceuticals Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

Expressed in U.S. Dollars

	June 30,	June 30,
	2024	2023
	(unaudited)
	$	$
ASSETS
Current
Cash and cash equivalents	6,571,610	8,912,517
Short-term investments	43,064	44,422
Accounts receivable (less provision for credit losses of $nil and $66,775 in June 30, 2024 and 2023, respectively)	352,838	260,399
Inventories, net	1,244,324	1,616,356
Prepaids and other current assets	477,749	498,033
Total current assets	8,689,585	11,331,727

Non-Current
Property, equipment and ROU assets, net	1,249,999	723,426
Intangible assets, net	1,783,198	1,946,279
Other assets	100,000	104,908
Total Assets	11,822,782	14,106,340

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current
Accounts payable and accrued liabilities	1,654,011	1,608,735
Current portion of lease obligations	317,797	375,713
Deferred rent	-	16,171
Total current liabilities	1,971,808	2,000,619

Non-current
Lease obligations, net of current portion	644,865	15,994
Total Liabilities	2,616,673	2,016,613
Commitments and Contingencies (Note 13)

Shareholders’ Equity
Common shares, no par value, unlimited authorized shares: 8,918,956 and 3,328,191 as of June 30, 2024 and 2023, respectively, issued and outstanding	82,784,400	77,620,252
Additional paid-in capital	35,368,899	35,741,115
Accumulated deficit	(109,075,759)	(101,400,209)
Accumulated other comprehensive income	128,569	128,569
Total Shareholders’ Equity	9,206,109	12,089,727
Total Liabilities and Shareholders’ Equity	11,822,782	14,106,340

Table 2. Consolidated Statements of Operations

InMed Pharmaceuticals Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

Expressed in U.S. Dollars

	Year Ended
	June 30
	2024	2023
	$	$

Sales	4,597,730	4,135,561
Cost of sales	3,496,817	2,732,525
Gross profit	1,100,913	1,403,036

Operating Expenses
Research and development and patents	3,765,028	3,732,056
General and administrative	5,250,715	5,847,518
Amortization and depreciation	219,600	202,249
Foreign exchange loss	61,921	48,175
Total operating expenses	9,297,264	9,829,998

Other Income (Expense)
Interest and other income	527,901	492,440
Loss before income taxes	(7,668,450)	(7,934,522)

Tax expense	(7,100)	(13,100)
Net loss for the period	(7,675,550)	(7,947,622)

Net loss per share for the period
Basic and diluted	(1.01)	(3.25)
Weighted average outstanding common shares
Basic and diluted	7,621,075	2,448,458

Table 3. Consolidated Statements of Cash Flows

InMed Pharmaceuticals Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

For the year ended June 30, 2024 and 2023

Expressed in U.S. Dollars

	June 30, 2024	June 30, 2023
	$	$
Cash provided by (used in):
Operating Activities
Net loss	(7,675,550)	(7,947,622)
Items not requiring cash:
Amortization and depreciation	219,600	202,249
Share-based compensation	137,714	278,155
Amortization of right-of-use assets	384,918	393,748
Interest income received on short-term investments	(1,250)	(803)
Unrealized foreign exchange loss	12,262	1,183
Inventory write-down	305,812	308,937
Credit losses	-	46,775
Changes in operating assets and liabilities:
Inventories	66,220	565,561
Prepaids and other currents assets	20,284	299,192
Other non-current assets	4,908	5,507
Accounts receivable	(92,439)	(219,147)
Accounts payable and accrued liabilities	45,282	(806,530)
Deferred rent	(16,171)	16,171
Lease obligations	(397,422)	(426,575)
Total cash used in operating activities	(6,985,832)	(7,283,199)

Investing Activities
Payment of acquisition consideration	-	(500,000)
Payment of deposit on equipment	-	(1,790)
Sale of short-term investments	42,082	42,268
Purchase of short-term investments	(42,082)	(42,268)
Purchase of property and equipment	(9,293)	(160,014)
Total cash (used in) provided by investing activities	(9,293)	(661,804)

Financing Activities
Shares issued for cash
share issuance costs
Proceeds from the exercise of pre-funded warrants	175	646
Proceeds from private placement net of issuance costs	4,654,043	10,680,008
Total cash provided by financing activities	4,654,218	10,680,654

Increase in cash during the period	(2,340,907)	2,735,649
Cash and cash equivalents beginning of the period	8,912,517	6,176,866
Cash and cash equivalents end of the period	6,571,610	8,912,515

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Year for:
Income taxes	$-	$-
Interest	$-	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Fair value of warrant modification recorded as equity issuance costs	$3,508,749	$-
Preferred investment options to its placement agent	$325,699	$691,483
Recognition of Right-of-use asset and corresponding operating lease liability	$968,376	$-

About InMed

InMed Pharmaceuticals is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed’s pipeline consists of three drug development programs in the treatment of Alzheimer’s, ocular and dermatological indications. Together with our subsidiary BayMedica, we are a global leader in the manufacturing, development and commercialization of products based on rare cannabinoids and their proprietary, small molecule drug analogs. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about: expecting revenue fluctuations based on distributor order patterns; remaining optimistic about the long-term growth potential in the rare cannabinoids sector as the business dynamics and commercial opportunities continue to mature; advancing our pharmaceutical pipeline using rare cannabinoids for potential therapeutic applications in dermatology, ocular and neurodegenerative disease; the efficacy of INM-901, INM-901’s ability to treat Alzheimer’s, marketability and uses for INM-901, the results of further studies into INM-901 and acceleration of the development of InMed’s Alzheimer’s program; the efficacy of INM-089, INM-089’s ability to treat AMD, marketability and uses for INM-089, the results of further studies into INM-089 and the further development of InMed’s AMD program; further development and commercial uses of the INM-755; expectations that the Company’s cash will be sufficient to fund its planned operating expenses and capital expenditure requirements to the end of the fourth quarter of calendar year 2024.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.